UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 19, 2010

Data Storage Consulting Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-53126	20-8096131
(Commission File Number)	(IRS Employer Identification No.)

Rm O-R, Floor 23rd, Building A, Fortune Plaza Shenzhen, P.R. China 518040
(Address of Principal Executive Offices) (Zip Code)

86-755-82046828
(Registrant’s Telephone Number, Including Area Code)

360 Main Street, Washington, VA  22747
(former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 19, 2010, Data Storage Consulting Services, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) by and among Sunrise Capital International, Inc. (the “Buyer”), Belmont Partners, LLC (the “Seller”), and the Company.  Pursuant to the terms of the Purchase Agreement, on April 19, 2010 (the “Closing Date”), the Buyer acquired from the Seller 4,553,790 shares (the “Purchased Stock”), or approximately 51.00%, of the issued and outstanding common stock of the Company. Pursuant to the terms of the Purchase Agreement, the then current officer and director of the Company resigned on the Closing Date and Sheng Zhou was named President, Secretary and Director of the Company.  Sheng Zhou is the Executive Director of the Buyer.  Such resignation and appointments were effective as of the Closing Date with respect to the officers of the Company.  The resignation of the current director and the naming of Sheng Zhou as a director will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.  Joseph J. Meuse, the former President and a current director of the Company, is a managing member of the Seller.  A copy of the Purchase Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  All references to the Purchase Agreement are qualified in their entirety by the text of such exhibit.

Item 3.02    Unregistered Sales of Equity Securities

Pursuant to the Purchase Agreement, on April 19, 2010, we became obligated to issue to the Seller shares of our common stock such that the Seller will own 13% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  The Company entered into the Purchase Agreement to facilitate (i) the sale of the Purchased Stock (ii) a change in the management of the Company, and (iii) a possible merger transaction, each of which the Company believes to be in the future best interests of the Company and its shareholders.  We expect that these securities will not be registered under the Securities Act of 1933, as amended (the “Act”).  The Company is relying on Section 4(2) of the Act and/or other applicable exemptions under the Act in connection with the issuance of the Issued Stock.  No advertising or general solicitation was employed in offering the securities.  The securities will be issued to a sophisticated, accredited investor who was provided with access to all of the current public information available on the Company.  An appropriate legend will be placed on the certificate for such shares prohibiting the sale or distribution of such securities without registration under the Act or an applicable exemption therefrom.  Further reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

Item 5.01.   Changes in Control of Registrant.

(a)            On April 19, 2010, Sunrise Capital International, Inc. acquired 4,553,790 shares, or approximately 51.00%, of the issued and outstanding shares of common stock of the Company, from the Seller.  The acquisition was governed by the terms of the Common Stock Purchase Agreement among the Buyer, the Seller, and the Company dated April 19, 2010.  As a result of the Buyer’s acquisition of the Purchased Stock, a change in voting control of the Company took place and the Buyer now controls the Company by reason of its ownership of approximately 51.00% of the issued and outstanding common stock of the Company and the appointment of Sheng Zhou as President, Secretary and Director of the Company.  Sheng Zhou is the Executive Director of the Buyer.

Prior to the transaction, the Seller owned 4,553,790, or approximately 51.00%, of the issued and outstanding shares of common stock of the Company.

There are no arrangements or understandings among the Buyer and the Seller and their associates with respect to the election of directors or other matters, except that at the closing on the Closing Date: (a) Joseph J. Meuse resigned as a member of the Company’s board of directors and as President of the Company, and (b) Sheng Zhou was named President, Secretary and Director of the Company.  Sheng Zhou  is the Executive Director of the Buyer.  The resignation of Joseph J. Meuse as the current director and the appointment of Sheng Zhou as a director will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.  Biographical information relating to Mr. Zhou is set forth below under Item 5.02(c).

The Company was a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change in control.  In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act upon consummation of the transaction, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included, instead of including the required disclosure in this Form 8-K.  Except as modified by this current report on Form 8-K, the Company hereby incorporates the relevant information contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 24, 2010 and its Form SB-2 filed with the SEC on July 26, 2007 into this Current Report on Form 8-K.

Further reference is made to the disclosures set forth under Items 1.01, 3.02 and 5.02 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

Properties

We do not own any properties.  During fiscal year 2009 we leased office space from our former President Ross Bernstein on a rent-free basis without any lease agreement or obligation.  On August 17, 2009, we moved our headquarters to office space owned by our sole officer and Director Joseph J. Meuse and continued to have no lease agreement or obligation.  On April 19, 2010, we moved our headquarters to office space occupied by Sheng Zhou, our President, and continue to have no lease agreement or obligation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 19, 2010, certain information with respect to the beneficial ownership of our common stock, by (i) any person or group with more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all executive officers and directors as a group.

Unless otherwise indicated the address of each person identified in the table is c/o the Company, Rm O-R, Floor 23rd, Building A, Fortune Plaza, Shenzhen, P.R. China, 518040. Under securities law, a person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.  The information in this table is as of April 19, 2010 based upon 8,929,000 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Sheng Zhou (President)	4,553,790(1)	51.0%(1)
Joseph J. Meuse (Director and former President) 360 Main Street PO Box 393 Washington, VA 22747	- (2)	-(2)
Ross Bernstein (Former CEO) 13990 Braun Road Golden, CO 80401	1,946,210	21.8%
All officers and directors as a group (three persons)	6,500,000(2)	72.8%(2)
Sunrise Capital International, Inc.	4,553,790	51.0%
Deborah Alderman 1850 Basset Street #1225 Denver, CO 80202	600,000	6.7%
Belmont Partners, LLC 360 Main Street PO Box 393 Washington, VA 22747	- (3)	-(3)
____________________________________
(1)  Mr. Zhou is the Executive Director of Sunrise Capital International, Inc., which is the owner of 4,553,790 shares of the Company’s common stock.

(2)  Mr. Meuse is a Managing Member of Belmont Partners, LLC, to which the Company is obligated to issue shares of its common stock such that the Belmont Partners, LLC will own 13% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  As there is no right to acquire such shares within 60 days and the actual number of shares to be issued cannot be determined until the time of such merger, such shares have not been included in the numbers of shares listed in the table.

(3)  The Company is obligated to issue to Belmont Partners, LLC shares of its common stock such that the Belmont Partners, LLC will own 13% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  As there is no right to acquire such shares within 60 days and the actual number of shares to be issued cannot be determined until the time of such merger, such shares have not been included in the numbers of shares listed in the table.

Directors and Executive Officers

Prior to the Closing, our Board of Directors consisted of one director, Joseph J. Meuse (the “Current Director”). The Current Director has submitted a letter of resignation and Sheng Zhou has been appointed to our Board of Directors (the “Incoming Director”). The resignation of the Current Director and appointment of the Incoming Director will both become effective 10 days after the filing and mailing of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934 (the “Effective Date”).  On April 19, 2010, the board of directors appointed the new executive officers as listed below.

NAME	AGE	POSITION
Sheng Zhou (1)	43	Director, President and Secretary
Joseph P. Meuse(2)	40	Director

(1)  Will become a director on the Effective Date.
(2)  Current director until the Effective Date.

Sheng Zhou   Mr. Zhou received his Bachelor’s degree of Economics from Guangzhou Zhongshan University and earned a Master of Management in Finance from New Zealand Massy University.  Mr. Zhou has extensive experience both in the Asia capital markets and with assisting Chinese businesses in attaining their capital funding goals.  Since 2005, he has served as Executive Director of Sunrise Capital Group, where he has played a key leadership role in helping Chinese private companies raise funds and obtain listing on domestic and overseas stock exchanges.

In addition to his experience at Sunrise Capital Group, Mr. Zhou served from 2003 to 2005 as Deputy Vice President (Corporate Finance) of Singapore Southern Packaging Group Limited, a listed company on the main board of the Singapore Stock Exchange.  Prior to this position, he was Financial Controller for Hong Kong-based Synergy Group Limited from 2001 to 2002.  From 2000 to 2001, Mr. Zhou gained his banking experience as Banking Officer with the Hong Kong-based Bank of East Asia, where he was mainly engaged in the development of its corporate lending business.  Prior to this position, he served as Mortgage Manager for the Asia banking division of the New Zealand ASB Bank from 1999 to 2000.

Joseph J. Meuse   Mr. Meuse resides in Warrenton, VA.  Mr. Meuse has been involved with corporate restructuring since 1995. He is the Managing Member of Belmont Partners, LLC and was previously a Managing Partner of Castle Capital Partners.  Mr. Meuse attended the College of William and Mary.  In the past five years, Mr. Meuse has served as a director of numerous reporting public companies including Action Industries, Inc., All State Properties Holdings, Inc., Blue Gem Enterprise, Cinnabar Ventures, Inc., Blue Fish Clothing, Inc., Brite-Strike Tactical Illumination Products, Inc., Comprehensive Healthcare Solutions, Inc., Contracted Services, Inc., Firstar Exploration Corp., Fresca Worldwide Trading Company, Geopulse Explorations, Inc., Hudson’s Grill International, Inc., iDcentrix, Inc., Intercontinental Resources, Inc., Ivecon Corp., Jamaica Jim, Inc., Jasper Ventures, Inc., King Resources, Inc., Lions Petroleum Inc., Madrona Ventures, Inc., Michael Lambert, Inc., Miller Diversified Corp., Network Capital Inc., Recycle Tech Inc., RPHL Acquisition Corp, Shimmer Gold, Inc., Smart Holdings, Inc., SpectraSource, Inc., 3D Shopping.com, Springfield Company, Inc., Unidigital, Inc., Volcanic Gold, WES Consulting, Inc., XRG, Inc., and Yzapp International, Inc.

Currently, Mr. Meuse serves on the board of directors of the following public companies:  Big Red Gold, Inc., Data Storage Consulting Services, Inc., Cienega Creek Holdings, Inc., Luke Entertainment, Inc., NuOasis Laughlin, Daytona Systems, Inc., and Heroes, Inc.

Family Relationships

None of the Company’s directors or executive officers is related by blood, marriage or adoption to any other director or executive officer.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined by the rules of the American Stock Exchange.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain    Officers.

(a)    None.

(b)    On April 19, 2010, Joseph J. Meuse resigned as a member of the Company’s board of directors and as President of the Company.  Mr. Meuse’s resignation as President was effective immediately.  Mr. Meuse’s resignation as a member of the Company’s board of directors will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.

(c)    On April 19, 2010, Sheng Zhou was appointed as the Company’s President and Secretary, effective immediately.  The circumstances surrounding the appointment of Mr. Zhou are described under Items 1.01 and 5.01(a), above.

Mr. Zhou, age 43, received his Bachelor’s degree of Economics from Guangzhou Zhongshan University and earned a Master of Management in Finance from New Zealand Massy University.  Mr. Zhou has extensive experience both in the Asia capital markets and with assisting Chinese businesses in attaining their capital funding goals.  Since 2005, he has served as Executive Director of Sunrise Capital Group, where he has played a key leadership role in helping Chinese private companies raise funds and obtain listing on domestic and overseas stock exchanges.

In addition to his experience at Sunrise Capital Group, Mr. Zhou served from 2003 to 2005 as Deputy Vice President (Corporate Finance) of Singapore Southern Packaging Group Limited, a listed company on the main board of the Singapore Stock Exchange.  Prior to this position, he was Financial Controller for Hong Kong-based Synergy Group Limited from 2001 to 2002.  From 2000 to 2001, Mr. Zhou gained his banking experience as Banking Officer with the Hong Kong-based Bank of East Asia, where he was mainly engaged in the development of its corporate lending business.  Prior to this position, he served as Mortgage Manager for the Asia banking division of the New Zealand ASB Bank from 1999 to 2000.

(d)    On April 19, 2010, Sheng Zhou was appointed as a member of the Company’s board of directors.  Mr. Zhou’s appointment as a member of the Company’s board of directors will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934, at which point Mr. Zhou will serve as the sole member of the board of directors. The circumstances surrounding Mr. Zhou’s appointment are described under Items 1.01 and 5.01(a), above.

(e)   None.

(f)   Not applicable.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

No. 10.1	Common Stock Purchase Agreement dated April 19, 2010, by and among Sunrise Capital International, Inc., Belmont Partners, LLC, and Data Storage Consulting Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Storage Consulting Services, Inc.

By:	/s/ Sheng Zhou
Sheng Zhou
President

Dated: April 23, 2010